UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ORBITZ WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(4)	Date Filed:

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ORBITZ WORLDWIDE, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000023716_1 R2.09.03.17

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 06, 2009
Date: June 02, 2009 **Time:** 10:00 AM CDT
Location: The Palmer House Hilton
17 East Monroe Street
Chicago, Illinois

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Shareholder Letter 3. Annual Report

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000023716_2 R2.09.03.17

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 William J.G. Griffith   02 Barney Harford

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve the amendment and restatement of the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan.

3 To approve an amendment to the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan (the "Equity and Incentive Plan") for purposes of complying with Section 162(m) of the Internal Revenue Code.

4 To approve an amendment to the Equity and Incentive Plan to authorize a stock option exchange program.

5 To ratify the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for fiscal year 2009.

6 To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

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0000023716_3 R2.09.03.17

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→ 0000 0000 00000000023716Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence #Voting InstructionsTHIS SPACE RESERVED FOR LANGUAGE PERTAINING TOBANKS AND BROKERSR2.09.03.17 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE00000237164 Broadridge Internal Use Only Job #THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope #Sequence # # of # Sequence #